UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2022

ATLAS TECHNICAL CONSULTANTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38745	83-0808563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13215 Bee Cave Parkway, Building B, Suite 230
Austin, Texas 78738
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (512) 851-1501

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ATCX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

At the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Atlas Technical Consultants, Inc. (the “Company”), held on June 9, 2022, upon the recommendation of the Company’s Board of Directors (the “Board”), the Company’s stockholders voted on and approved the amendment and restatement of the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter” and as amended and restated to date, the “Third Amended and Restated Certificate of Incorporation”) to, among other items, eliminate the supermajority voting requirements to amend the Charter and the Company’s Amended and Restated Bylaws (the “Bylaws”).

The Charter was amended to also allow the following: (i) permitting the Secretary of the Company to call a special meeting of stockholders at the request of the holder of record of a majority of the outstanding shares of capital stock; (ii) permitting any action required or permitted to be taken by the stockholders of the Company to be effected by written consent, without a meeting, without prior notice and without a vote of the stockholders of the Company, if such consent is in writing and signed by the holder(s) of record of a majority of the outstanding shares of capital stock; and (iii) permitting a director to be removed without cause upon (a) the affirmative vote of the holders of record of a majority of the outstanding shares of capital stock entitled to vote generally for the election of directors acting at a meeting of the stockholders and (b) by written consent in accordance with the General Corporation Law of the State of Delaware and the Bylaws.

The Third Amended and Restated Certificate of Incorporation became effective on June 21, 2022, upon filing with the Secretary of State of the State of Delaware.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 3.03, on June 21, 2022, the Company filed the Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

As previously disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2022, the Board approved the amendment and restatement of the Company’s Bylaws, which became effective concurrently with the effectiveness of the Third Amended and Restated Certificate of Incorporation. The Bylaws were amended and restated to remove the supermajority voting requirements from the Bylaws and replace them with a standard requiring the affirmative vote of a majority of the votes cast and entitled to vote.

The foregoing descriptions of the Third Amended and Restated Certificate of Incorporation and the Bylaws are qualified, in their entirety, by the full text of the Third Amended and Restated Certificate of Incorporation and Bylaws, copies of which are attached to this Current Report on Form 8-K as Exhibit 3.1 and Exhibit 3.2, respectively and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Third Amended and Restated Certificate of Incorporation of Atlas Technical Consultants, Inc.
3.2	Amended and Restated Bylaws of Atlas Technical Consultants, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLAS TECHNICAL CONSULTANTS, INC.

Dated: June 22, 2022	By:	/s/ L. Joe Boyer
		Name:	L. Joe Boyer
		Title:	Chief Executive Officer

3